 ©2015 Higher One Holdings, Inc. All Rights Reserved.  Q1’15 Earnings Results  May 7, 2015

 ©2015 Higher One Holdings, Inc. All Rights Reserved.  *  This presentation contains statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Management’s projections and expectations are subject to a number of risks and uncertainties that could cause actual performance to differ materially from that predicted or implied.  Forward-looking statements may be identified by the use of words such as “expect,” “anticipate,” “believe,” “estimate,” “potential,” “should” or similar words intended to identify information that is not historical in nature.  Forward-looking statements contained herein include, among others, statements concerning bank partners, the regulatory environment, banking fees, litigation, sales, and the expected benefits of acquisitions, and such statements are based on the current beliefs and expectations of Higher One management, as applicable, and are subject to known and unknown risks and uncertainties.  There are a number of risks and uncertainties that could cause actual results to differ materially from those contemplated by the forward-looking statements.  These statements speak only as of the date they are made, and Higher One does not intend to update or otherwise revise the forward-looking information to reflect actual results of operations, changes in financial condition, changes in estimates, expectations or assumptions, changes in general economic or industry conditions or other circumstances arising and/or existing since the preparation of this presentation or to reflect the occurrence of any unanticipated events.  The forward-looking statements in this presentation do not include the potential impact of any acquisitions or divestitures that may be announced and/or completed after the date hereof.   For further information regarding the risks associated with Higher One’s business, please refer to Higher One’s filings with the Securities and Exchange Commission, including Annual Reports on Form 10-K for the most recent fiscal year end, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.   Forward-Looking Statements

 ©2015 Higher One Holdings, Inc. All Rights Reserved.  *  2015 Q1 Business Highlights   Payments Data Analytics Disbursements   Product Line Operating Results   Outsourcing Customer Care Center   OneAccount Feature Enhancements   $4-5 million projected cost savings in 2016   Launching in Fall 2015   Regulatory Update   Federal Reserve Bank FDIC

 ©2015 Higher One Holdings, Inc. All Rights Reserved.  *   $0.21 compared to $0.25 in the prior year   2015 Q1 Financial Highlights   $65.5 million compared to $66.6 million in the prior year  Revenue  Non-GAAP Adjusted EPS

 ©2015 Higher One Holdings, Inc. All Rights Reserved.  *  $ in thousands  $57,380  $66,556  $65,518  22%  40%  Continued Diversification of Revenue Sources

Payments
CASHNet® Payment Solutions

Payments

Revenue Sources

Transactions

- SmartPay convenience fees
- Full-Service Payment Plan enrollment fees
- International payments

Recurring Subscriptions

- eBill
- ePayment
- Cashiering
- Payment Plans
- eMarket

- Payments revenue up 11.1% YoY
- SmartPay dollar volume up 22% YoY to nearly $420 million

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Higher One
A shared course for success

©2015 Higher One Holdings, Inc. All Rights Reserved.

Data Analytics

campuslabs

Revenue Sources

Recurring Subscriptions

- **Compliance Assist**: strategic planning and assessment
- **Baseline**: assist student learning and success
- **Course Evaluations**: elevate teaching and promote tenure
- **Beacon**: early detection to increase student retention
- **CollegiateLink**: encourage co-curricular experiences
- **Insight**: analyze and leverage data across the entire campus

- Data Analytics revenue up 19.7% YoY
- 18 new schools signed in Q1'15
- 50 modules sold

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Higher One
A shared course for success

©2015 Higher One Holdings, Inc. All Rights Reserved.

 ©2015 Higher One Holdings, Inc. All Rights Reserved.  *  Refund Management  Recurring Subscriptions  Transactions   OneAccount interchangeOneAccount service fees  Revenue down 9.1% YoYNon-financial aid refund deposits up 7% Signed 7 new schools / 21,000+ SSE in Q1’15  Disbursements

Disbursements

Refund Management®
Disbursement Solutions

800+ Schools	Full service product Exception handling Check processing Customer service Title IV compliance Instant refund code
5M+ Students	Quick, secure, convenient access to financial aid Multiple electronic refund delivery options Financial services for the underbanked Financial literacy Virtual card

Higher One
A shared course for success

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©2015 Higher One Holdings, Inc. All Rights Reserved.

 ©2015 Higher One Holdings, Inc. All Rights Reserved.  *  Money Management Remains Challenge for Students

 ©2015 Higher One Holdings, Inc. All Rights Reserved.  *  Money Management Tools Designed for Students

Enhancing the OneAccount with New Features

- NEW — Online and mobile money management tools (budgeting, spend tracking, 'safe-to-spend' balance)
- NEW — Photo Bill Pay
- NEW — Enhanced log-in security features
- NEW — Virtual Card
- Card ON/OFF switch provides additional security
- Mobile check deposit
- Free & instant student-to-student transfers
- Simple parent-to-student transfers

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©2015 Higher One Holdings, Inc. All Rights Reserved.

Higher One
A shared course for success

 ©2015 Higher One Holdings, Inc. All Rights Reserved.  *  Q 1Summary

 ©2015 Higher One Holdings, Inc. All Rights Reserved.  *  Q2’14 Gross Margin excluding allowance for restitution: 53.6%  *Calculation of organic revenue growth is included in the appendix of this presentation  Revenue  in $ millions  45.5

 ©2015 Higher One Holdings, Inc. All Rights Reserved.  *  Revenue by Line of Business  $ in millions  Payments – growth from higher transaction volumeData Analytics – continuation of new salesDisbursements – decrease due to lower amounts deposited into and spent from OneAccounts

Total Disbursements

Spring Disbursement Cycle Data (All Schools)**

Total unique recipients: up 6%

+

Average refund size: down 4%

=

Total dollars disbursed: up 2%

+

% of refund dollars going into OneAccounts: down 13%

=

Total dollars disbursed into OneAccounts: down 12%

+

Non-refund deposits: up 7%

=

Total dollars deposited into OneAccounts: down 10%

Launched SSE up 7%
Unique recipients at 2-year schools: +7%
Unique recipients at 4-year schools: +6%

Average refund size at 2-year schools: -7%
Average refund size at 4-year schools: -2%

***Spring Disbursement Cycle includes disbursements processed between the beginning of January and the end of March*

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©2015 Higher One Holdings, Inc. All Rights Reserved.

Higher One
A shared course for success

Same School* Spring Metrics

Spring Disbursement Cycle Data (Same-School Basis*)**

Total unique recipients: down 3% → Unique recipients at 2-year schools: -4%; Unique recipients at 4-year schools: -1%

+

Average refund size: down 4% → Average refund size at 2-year schools: -6%; Average refund size at 4-year schools: -3%

=

Total dollars disbursed: down 7%

+

% of refund dollars going into OneAccounts: down 10%

=

Total dollars disbursed into OneAccounts (on a same -school basis*): down 16%

**Includes all schools that processed disbursements through Refund Management disbursement services for the Spring ‘14 and Spring ‘15 semesters*

***Spring Disbursement Cycle includes disbursements processed between the beginning of January and the end of March*

Higher One
A shared course for success

17

©2015 Higher One Holdings, Inc. All Rights Reserved.

©2015 Higher One Holdings, Inc. All Rights Reserved.  *  *Refund Management Signed School Enrollment (SSE) is recorded as the total student enrollment at all schools that are contracted at quarter-end for our Refund Management product as of the date the contract is signed (using the most up-to-date IPEDS data at that point in time).   Flat  in thousands*  -5%  Refund Management SSE  Refund Management and OneAccount Changes  in thousands

 ©2015 Higher One Holdings, Inc. All Rights Reserved.  *  Gross Margin by Line of Business  $ in millions  Disbursements – driven by lower account revenue and higher customer care costsPayments – driven by higher SmartPay payment processing volume, which increased merchant expense costsData Analytics – driven by new sales

 ©2015 Higher One Holdings, Inc. All Rights Reserved.  *  Increases in expenses due in part to personnel increasesDepreciation and amortization contributing to increase as well  Decreases in technology transition costs related to Campus SolutionsCapitalized costs related to software development    Decrease in personnel costs Lower discretionary marketing spend  G&A  Operating Expenses  as a % of gross revenue

 ©2015 Higher One Holdings, Inc. All Rights Reserved.  *  *Calculation of Adj. EBITDA and Adj. EBITDA Margin is included in the appendix of this presentation  Non-GAAP Adjusted EBITDA*  in $ millions

 ©2015 Higher One Holdings, Inc. All Rights Reserved.  *  Adjusted EBITDA by Line of Business  in $ millions

 ©2015 Higher One Holdings, Inc. All Rights Reserved.  *  *Calculation of Adj. EPS and Adj. Net Income Margin is included in the appendix of this presentation  Non-GAAP Adjusted Diluted EPS  in $

 ©2015 Higher One Holdings, Inc. All Rights Reserved.  *  *Calculation of Free Cash Flow is included in the appendix of this presentation  Free Cash Flow  in $ millions

 ©2015 Higher One Holdings, Inc. All Rights Reserved.  *  $59M outstanding on line of credit as of March 31, 2015Credit facility amended for key terms in February 2015Allows for regulatory restitution and settlement of $75MIncreases maximum leverage ratio to 2.75xPaid down $35 million at close  FCF  Capital and Liquidity  in $ millions

 ©2015 Higher One Holdings, Inc. All Rights Reserved.  *  Q & A

 ©2015 Higher One Holdings, Inc. All Rights Reserved.  *  Appendix

 ©2015 Higher One Holdings, Inc. All Rights Reserved.  *  *Organic revenue calculation excludes the entire revenue impact from the current and prior year quarter for all acquisitions made within 15 months of a given quarter’s end  Calculation of Organic Gross Revenue*

 ©2015 Higher One Holdings, Inc. All Rights Reserved.  *  Calculation of Free Cash Flow

 ©2015 Higher One Holdings, Inc. All Rights Reserved.  *  Calculation of Adjusted EBITDA

 ©2015 Higher One Holdings, Inc. All Rights Reserved.  *  Calculation of Adjusted Diluted EPS

 ©2015 Higher One Holdings, Inc. All Rights Reserved.  *  Line of Business Metrics